Exhibit 99.2

AT THE FOREFRONT OF THERAPIES FOR RARE DISEASES 1Q23 Results Conference Call & Webcast May 10, 2023

2 Forward-Looking Statements This presentation contains"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, including as they are impacted by COVID-19 related disruption, are based on current information. The potential impact on operations from the COVID-19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID-19, such as travel bans, shelter in place orders and third-party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product. In addition to the impact of the COVID-19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, MHRA, and PMDA, may not grant or may delay approval for our product candidates; the potential that required regulatory inspections may be delayed or not be successful and delay or prevent product approval; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or AT-GAA if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. Statements regarding corporate financial guidance and financial goals and the attainment of such goals. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2022, and on Form 10-Q for the quarter ended March 31, 2023, to be filed today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this newsrelease to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

3 A Rare Company Patient-dedicated, rare disease biotechnology company with sustained double-digit revenue growth, a global commercial infrastructure, and late-stage development capabilities GLOBAL COMMERCIAL ORGANIZATION EMPLOYEES in 20 Countries GALAFOLD & POMBILITI + OPFOLDA Gene Therapy Platform Leveraging Experience in Protein Engineering & Glycobiology 12-17% FY23 Galafold Revenue Growth at CER Non-GAAP PROFITABILITY expected in 2H 2023 Cumulative $1.5B- $2B Peak Potential AT-GAA Under Global Regulatory Reviews for Pompe Disease $267M Cash as of 3/31/23 World-class Clinical Development Capabilities

2023 Strategic Priorities Sustain double-digit Galafold revenue growth of 12-17% at CER1 Secure FDA, EMA, and MHRA approvals for AT-GAA Initiate successful global launches of AT-GAA Advance best-in-class, next-generation Fabry and Pompe pipeline programs and capabilities Maintain strong financial position on path to profitability 4 1 2 3 4 5 1CER: Constant Exchange Rates; 2023 Galafold revenue guidance utilizes actual exchange rate as of December 31, 2022

5 Galafold® (migalastat) Continued Growth Building a leadership position in the treatment of Fabry disease

6 2023 Galafold Success (as of March 31, 2023) Building on Galafold’s success and leveraging leadership position to drive continued growth Galafold is indicated for adults with a confirmed diagnosis of Fabry disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea, and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions, and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu. Galafold is the first and only approved oral treatment option with a unique mechanism of action for Fabry patients with amenable variants 350 Amenable Variants in U.S. Label 40+ Countries with Regulatory Approvals 49 Orange Book Listed Patents $86.1M 1Q23 Galafold Revenue 12-17% 2023 Galafold Operational Growth at CER 1,386 Amenable Mutations in EU Label

7 Galafold Performance Year-over-year reported revenue growth of +10% to $86.1M – Strong operational growth of +14% at CER >55% share of treated amenable patients Global mix of switch (~45%) and previously untreated patients (~55%)1 Compliance and adherence over 90%+ $79M $86M +14% -4% 1Q22 Operational Growth FX Impact 1Q23 Year-over-Year Sales Growth 1Data on file

8 Galafold Quarterly Trends Galafold quarterly growth remains strong with Q1 revenue of $86.1M $82M $79M $81M $82M $88M $86M 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Quarterly Galafold Sales Expect non-linear quarterly growth to continue due to uneven ordering patterns and FX fluctuations Distribution of Galafold Revenue by Quarter in Past 5 years: Q1 Q2 Q3 Q4 5 Year Avg. 22% 24% 26% 28%

9 Galafold Global Commercial Momentum (as of March 31, 2023) Strong patient demand and performance against key metrics lay the foundation for continued double-digit growth in 2023 9 Continued penetration into existing markets Further uptake in diagnosed untreated population Continued geographic expansion and label extensions Maintaining compliance and adherence Driving reimbursement and access Sustained Growth in 2023 Driven by:

10 Pombiliti + Opfolda Launch Preparations Experienced and passionate rare disease commercial and medical organization ready to support second successful product launch Scientific Exchange Educational and promotional materials developed to help facilitate outreach at launch Payors KOLs Commitment to patient access Expansion of Amicus Assist in U.S. Existing relationships with HCPs at key treatment centers and hospitals to leverage upon launch Training and launch readiness established across commercial and medical teams Tier 1 countries trained and prepared for launch Engaging with payors to demonstrate value Payors International distribution system with product moving through the channel Robust clinical data and continued disease education through publications and medical congresses Focus within the first 90 days on converting clinical trial and expanded access patients Supply Chain Payors Access Scientific Exchange Marketing Team Initial Focus

11 AT-GAA (cipaglucosidase alfa) + (miglustat) Potential to establish a new standard of care for people living with Pompe disease

12 Deficiency of GAA leading to lysosomal glycogen accumulation and cellular dysfunction Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure, and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality Estimated incidence of ~1:28,000; Significant underdiagnosis ~$1.2B+ global Pompe ERT sales1 Majority of patients on current standard of care decline after ~2 years Pompe Disease Overview 1Based on 12 months ended December 31, 2022. Source: Sanofi Press Release Pompe is a severe and fatal neuromuscular disease caused by the deficiency of lysosomal enzyme GAA

13 13 1Data on file AT-GAA: Global Regulatory Status Expect regulatory approvals and launch into the three largest Pompe markets in 2023 Pombiliti® (cipaglucosidase alfa) EC approval granted in March 2023 Opfolda® (miglustat) positive CHMP opinion in April 2023 EC approval expected in 3Q 2023 U.S. FDA pre-approval inspection complete FDA approval expected 3Q 2023 U.K. MAA submitted via recognition procedure based on CHMP opinion Anticipating 3Q 2023 MHRA approval 13

14 AT-GAA: Ongoing Clinical Studies and Expanded Access Mechanisms Ongoing clinical studies in children and adolescents1 with LOPD as well as in Infantile-Onset Pompe Disease (IOPD) Multiple expanded access mechanisms in place, including in the U.S., U.K., Germany, France, Japan, and others ~200 people living with Pompe disease are now on AT-GAA across extension studies and expanded access programs ~75 centers worldwide currently participating in clinical trials and access programs Advancing science though ongoing clinical studies and providing expanded access through multiple mechanisms 1 Children and adolescents aged 0 to <18 years old

15 Corporate Outlook Delivering on our mission for patients and shareholders

16 2023 Select Financial Results 2023 revenue of $86.3M and growth rate of 14% at CER from global sales (in thousands, except per share data) Mar. 31, 2023 Mar. 31, 2022 Product Revenue $86,270 $78,715 Cost of Goods Sold 6,942 7,582 R&D Expense 41,499 81,517 SG&A Expense 73,957 58,116 Changes in Fair Value of Contingent Consideration 251 (1,188) Loss on Impairment of Assets — 6,616 Depreciation and Amortization 1,257 1,411 Loss from Operations (37,636) (75,339) Income Tax Benefit (Expense) 287 (3,809) Net Loss (52,932) (85,260) Net Loss Per Share (0.18) (0.30)

Financial Outlook and Path to Profitability Clear strategy to build our business, advance our portfolio, and achieve profitability 17 Sustain Revenue Growth Deliver on Financial Goals Secure Approvals of AT-GAA $86.3M 1Q 2023 revenue, +14% YoY operational growth 2023 Galafold revenue growth guidance of +12-17% YoY at CER Galafold and AT-GAA expected to drive strong double-digit growth long term Focused on prudent expense management Achieve profitability1 in 2H 2023 1Based on projections of Amicus non-GAAP Net Income under current operating plans, which includes successful AT-GAA regulatory approvals and continued Galafold growth. We define non-GAAP Net Income as GAAP Net Income excluding the impact of share-based compensation expense, changes in fair value of contingent consideration, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, loss on impairment of assets, restructuring charges, and income taxes. 2023 non-GAAP operating expense guidance of $340M-$360M

18 Positioned for Significant Value Growth Focused on execution and driving sustainable double-digit revenue growth on path to profitability Continue to bring Galafold® to as many patients as possible, sustain double-digit operational revenue growth Successful launch of AT-GAA for people living with Pompe disease Advance next-generation gene therapies in Fabry and Pompe diseases Fully leverage global capabilities and infrastructure as a leader in rare diseases Achieve non-GAAP profitability in 2H 20231 1 Based on projections of Amicus non-GAAP Net Income under current operating plans, which includes successful AT-GAA regulatory approvals and continued Galafold growth. Non-GAAP Net Income defined as GAAP Net Income excluding the impact of share-based compensation expense, changes in fair value of contingent consideration, loss on impairment of assets, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, restructuring charges and income taxes.

Appendix

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21 2022 Environmental, Social, & Governance (ESG) Snapshot Board of Directors Committed to ongoing Board refreshment and diversity of background, gender, skills, and experience: 80% Board Independence 60% Overall Board Diversity Address a rare genetic disease First-in-class or best-in-class Impart meaningful benefit for patients 484 Global Employees 57% % Female Employees Who We Serve Our mission is to drive sustainability with our partners by incorporating environmental and sustainability principles into all our commercial relationships Pledge for a Cure Designate a portion of product revenue back into R&D for that specific disease until there is a cure. Programs we invest in have 3 key characteristics 3 Female 2 Veteran Status 1 African American Director Diversity % Hiring Slate Diversity 97% Leverage employee capabilities and expertise to provide a culture that drives performance and ultimately attracts, energizes, and retains critical talent. Employee Recruitment, Engagement, & Retention Pulse surveys reveal employees feel high personal satisfaction in their job, are proud of their work and what they contribute to the community Career Development Reimagined performance management process to measure the what and the how, rewarding those who role-model our Mission-Focused Behaviors. Committed to producing transformative medicines for patients while practicing environmental responsibility and adhering to sustainability best practices in our operations. Environmental Management 0% Amicus Owned Direct Manufacturing and Related GHG Emissions Diversity, Equity, & Inclusion (DEI) Pledge to support a more inclusive culture to impact our employees, our communities, and society. Goal of maintaining gender diversity and increasing overall diversity throughout our global workforce. 580 Volunteer hours (U.S.): 22 Amicus supported community programs: 79 patients /19countries Expanded Access through Feb 2023: Pricing PROMISE Contributions allocated: $2,288,998 U.S. $954,349 Intl. Charitable Giving Committed to never raising the annual price of our products more than consumer inflation.

22 FX Sensitivity and Galafold Distribution of Quarterly Sales Impact from Foreign Currency Q1 2023 Currency Variances: USD/ Q1 2022 Q1 2023 YoY Variance EUR 1.122 1.073 (4.4%) GBP 1.342 1.215 (9.5%) JPY 0.009 0.008 (12.2%) Full Year 2023 Revenue Sensitivity Given the high proportion of Amicus revenue Ex-US, a change in exchange rates of +/- 5% compared to year end 2022 rates could lead to a $11M-$12M change in global reported revenues in 2023. Distribution of Galafold Revenue by Quarter in Past 5 years: Q1 Q2 Q3 Q4 5 Year Avg. 22% 24% 26% 28%

23 INDICATION DISCOVERY PRECLINICAL PHASE 1/2 PHASE 3 REGULATORY COMMERCIAL FABRY FRANCHISE Galafold®(migalastat) Fabry Gene Therapy Next-Generation Chaperone POMPE FRANCHISE AT-GAA (cipaglucosidase alfa + miglustat) Pompe Gene Therapy OTHER CLN3 Batten Disease Gene Therapy Next-Generation Research Programs Amicus Pipeline Streamlined rare disease pipeline with focus on Fabry disease and Pompe disease franchises ODD BTD ODD ODD - Orphan Drug Designation BTD - Breakthrough Therapy Designation

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